UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Concentrix Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
____________________________________________________________________________________________________
(3) Filing Party:
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(4) Date Filed:
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Your Vote Counts!
CONCENTRIX CORPORATION
2023 Annual Meeting
Vote by March 22, 2023, 11:59 p.m. EDT. For shares
held in the company’s 401(k) Plan, vote by
March 20, 2023, 11:59 p.m. EDT.

CONCENTRIX CORPORATION
39899 BALENTINE DRIVE, SUITE 235
NEWARK, CA 94560

You invested in CONCENTRIX CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 23, 2023.

Get informed before you vote
View the Combined Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 9, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	March 23, 2023 10:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/CNXC2023

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eight directors for one-year terms expiring at the Annual Meeting of Stockholders in 2024 or until their respective successors are duly elected and qualified:
Nominees:
1a. Chris Caldwell	For
1b. Teh-Chien Chou	For
1c. LaVerne H. Council	For
1d. Jennifer Deason	For
1e. Kathryn Hayley	For
1f. Kathryn Marinello	For
1g. Dennis Polk	For
1h. Ann Vezina	For
2. Ratification of the appointment of KPMG LLP as the Company’s independent public registered accounting firm for fiscal year 2023; and	For
3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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